Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Special Situations Income Fund

For the period ended March 31, 2022

Schedule of Investments (unaudited)

March 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 91.66%

ASSET-BACKED SECURITIES 0.41%

Other
AMMC CLO Ltd. 2021 24A E† (cost $246,907)	6.805% (3 Mo. LIBOR + 6.57%)	#	1/20/2035	$250,000	$243,358

CORPORATE BONDS 38.10%

Advertising 1.94%
National CineMedia LLC†	5.875%		4/15/2028	1,325,000	1,159,892

Airlines 2.06%
American Airlines Group, Inc.†	3.75%		3/1/2025	1,350,000	1,233,178

Building Materials 2.02%
Eco Material Technologies, Inc.†	7.875%		1/31/2027	1,213,000	1,208,160

Coal 4.51%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%		5/1/2025	1,200,000	1,198,500
Natural Resource Partners LP/NRP Finance Corp.†	9.125%		6/30/2025	1,465,000	1,500,511
Total					2,699,011

Diversified Financial Services 2.82%
Global Aircraft Leasing Co. Ltd. PIK 7.25% (Cayman Islands)†(a)	6.50%		9/15/2024	1,860,000	1,686,855

Machinery-Diversified 3.97%
Granite US Holdings Corp.†	11.00%		10/1/2027	2,250,000	2,376,439

Mining 2.87%
Ferroglobe PLC/Globe Specialty Metals, Inc. (United Kingdom)(a)	9.375%		12/31/2025	1,685,000	1,716,594	(b)

Oil & Gas 7.66%
Berry Petroleum Co. LLC†	7.00%		2/15/2026	1,525,000	1,507,508
Laredo Petroleum, Inc.†	7.75%		7/31/2029	1,225,000	1,234,065
Nabors Industries, Inc.†	9.00%		2/1/2025	1,765,000	1,840,542
Total					4,582,115

Oil & Gas Services 3.07%
Welltec International ApS (Denmark)†(a)	8.25%		10/15/2026	1,787,000	1,835,892

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

March 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pipelines 1.53%
Martin Midstream Partners LP/Martin Midstream Finance Corp.†	11.50%	2/28/2025	$890,000	$911,965

Retail 5.65%
Foundation Building Materials, Inc.†	6.00%	3/1/2029	1,225,000	1,104,876
LBM Acquisition LLC†	6.25%	1/15/2029	1,200,000	1,125,486
Party City Holdings, Inc.†	6.125%	8/15/2023	1,286,000	1,150,925
Total				3,381,287
Total Corporate Bonds (cost $23,195,594)				22,791,388

			Shares

EXCHANGE-TRADED FUND 1.49%

Exchange- Traded Funds
Invesco Senior Loan ETF (cost $908,622)			41,000	892,570

			Principal Amount

FLOATING RATE LOANS(c) 51.66%

Aerospace 6.40%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	8.50% (3 Mo. LIBOR + 6.50%)	3/6/2024	$2,100,000	2,094,750
WP CPP Holdings, LLC 2018 2nd Lien Term Loan	8.75% (3 Mo. LIBOR + 7.75%)	4/30/2026	1,769,800	1,732,935
Total				3,827,685

Energy 5.23%
Citgo Petroleum Corporation 2019 Term Loan B	7.25% (1 Mo. LIBOR + 6.25%)	3/28/2024	1,488,491	1,487,695
Ulterra Drilling Technologies, LP Term Loan B	5.707% (1 Mo. LIBOR + 5.25%)	11/26/2025	1,688,458	1,642,025
Total				3,129,720

Financial 1.96%
Asurion LLC 2021 Second Lien Term Loan B4	5.707% (1 Mo. LIBOR + 5.25%)	1/20/2029	1,200,000	1,174,878

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

March 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Food/Tobacco 3.10%
Miller’s Ale House, Inc. 2018 Term Loan	7.25% (Prime Rate + 3.75%)	5/30/2025		$1,878,930	$1,851,920

Gaming/Leisure 5.08%
ECL Entertainment, LLC Term Loan	8.25% (1 Mo. LIBOR + 7.50%)	3/31/2028		1,227,516	1,241,326
Travel Leaders Group, LLC 2018 Term Loan B	4.457% (1 Mo. LIBOR + 4.00%)	1/25/2024		1,896,001	1,795,873
Total					3,037,199

Information Technology 10.11%
Altar Bidco, Inc. 2021 2nd Lien Term Loan	6.10% (1 Mo. LIBOR + 5.60%)	2/1/2030		750,000	742,500
AP Core Holdings II, LLC Amortization Term Loan B1	6.25% (1 Mo. LIBOR + 5.50%)	9/1/2027		1,462,500	1,457,930
Magenta Buyer LLC 2021 USD 2nd Lien Term Loan	9.00% (3 Mo. LIBOR + 8.25%)	7/27/2029		1,825,000	1,813,594
Optiv Security, Inc. 2nd Lien Term Loan	8.25% (6 Mo. LIBOR + 7.25%)	2/1/2025		1,000,000	991,000
Riverbed Technology, Inc. 2021 PIK Exit Term Loan PIK 2.00%	7.00% (3 Mo. LIBOR + 6.00%)	12/8/2026		1,206,000	1,044,697
Total					6,049,721

Manufacturing 6.16%
AMC Entertainment Holdings, Inc. 2019 Term Loan B	3.352% (1 Mo. LIBOR + 3.00%)	4/22/2026		109,156	97,699
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	7.506% (3 Mo. LIBOR + 6.50%)	5/21/2029		2,030,000	2,021,119
Vue International Bidco p.l.c. 2019 EUR Term Loan B(d)	4.75% (6 Mo. EURIBOR + 4.75%)	7/3/2026	EUR	1,630,000	1,568,322
Total					3,687,140

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(continued)

March 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media/Telecommunications 6.62%
Chassix Inc. 2017 1st Lien Term Loan	6.50% (3 Mo. LIBOR + 5.50%) (6 Mo. LIBOR + 5.50%)		11/15/2023	$2,108,484	$1,890,256
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	6.988% (3 Mo. LIBOR + 6.75%)		4/10/2026	2,070,000	2,068,706	(e)
Total					3,958,962

Metals/Minerals 4.55%
Peabody Energy Corporation 2021 Term Loan	10.00% (3 Mo. LIBOR + 10.00%)		12/31/2024	1,324,856	1,340,867
Tank Holding Corp. 2022 Term Loan	–	(f)	3/31/2028	1,400,000	1,382,500
Total					2,723,367

Service 2.03%
KUEHG Corp. 2017 2nd Lien Term Loan	9.256% (3 Mo. LIBOR + 8.25%)		8/22/2025	300,000	299,751
Think & Learn Private Limited Term Loan B (India)(a)	6.25% (3 Mo. LIBOR + 5.50%)		11/5/2026	924,954	917,152
Total					1,216,903

Utility 0.42%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	7.25% (1 Mo. LIBOR + 6.50%)		5/14/2029	250,000	247,812
Total Floating Rate Loans (cost $31,550,925)					30,905,307
Total Long-Term Investments (cost $55,902,048)					54,832,623

SHORT-TERM INVESTMENTS 9.58%

REPURCHASE AGREEMENTS 9.58%
Repurchase Agreement dated 3/31/2022, 0.00% due 4/1/2022 with Fixed Income Clearing Corp. collateralized by $6,238,700 of U.S. Treasury Note at 1.25% due 04/30/2028; value: $5,843,535; proceeds: $5,728,940 (cost $5,728,940)				5,728,940	5,728,940
Total Investments in Securities 101.24% (cost $61,630,988)					60,561,563
Other Assets and Liabilities – Net(g) (1.24)%					(740,537)
Net Assets 100.00%					$59,821,026

4	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

March 31, 2022

EUR	Euro.
ETF	Exchange Traded Fund.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At March 31, 2022, the total value of Rule 144A securities was $21,318,152, which represents 35.64% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at March 31, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Level 3 Investment as described in Note 2(b) in the Notes to Schedule of Investments. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at March 31, 2022.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Level 3 Investment as described in Note 2(b) in the Notes to Schedule of Investments. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(f)	Interest rate to be determined.
(g)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at March 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Morgan Stanley	6/10/2022	1,427,000	$1,564,962	$1,582,485	$(17,523)

Open Futures Contracts at March 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	June 2022	20	Short	$(4,290,274)	$(4,238,438)	$51,836
U.S. 5-Year Treasury Note	June 2022	15	Short	(1,761,183)	(1,720,313)	40,870
Total Unrealized Appreciation on Open Futures Contracts						$92,706

See Notes to Schedule of Investments.	5

Schedule of Investments (unaudited)(concluded)

March 31, 2022

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$243,358	$–	$243,358
Corporate Bonds
Mining	–	–	1,716,594	1,716,594
Remaining Industries	–	21,074,794	–	21,074,794
Exchange-Traded Fund	892,570	–	–	892,570
Floating Rate Loans
Media/Telecommunications	–	1,890,256	2,068,706	3,958,962
Remaining Industries	–	26,946,345	–	26,946,345
Short-Term Investments
Repurchase Agreements	–	5,728,940	–	5,728,940
Total	$892,570	$55,883,693	$3,785,300	$60,561,563
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$(17,523)	$–	$(17,523)
Liabilities	–	–	–	–
Futures Contracts
Assets	92,706	–	–	92,706
Liabilities	–	–	–	–
Total	$92,706	$(17,523)	$–	$75,183

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three- tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Corporate Bonds	Floating Rate Loans
Balance as of January 1, 2022	$1,739,763	$–
Accrued Discounts (Premiums)	(2,048)	(1,969)
Realized Gain (Loss)	–	–
Change in Unrealized Appreciation (Depreciation)	(21,121)	(12,262)
Purchases	–	–
Sales	–	–
Transfers into Level 3	–	2,082,937
Transfers out of Level 3	–	–
Balance as of March 31, 2022	$1,716,594	$2,068,706
Change in unrealized appreciation/depreciation for the period ended March 31, 2022, related to Level 3 investments held at March 31, 2022	$(21,121)	$(12,262)

6	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Special Situations Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on April 1, 2021. The Fund had a sale to Lord, Abbett and Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on September 8, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord Abbett, the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Schedule of Investments (unaudited)(continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of March 31, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax returns. The statutes of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2022 the fund did not loan any securities.

QPHR-LA-SSIF-1Q
(05/22)